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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 31, 2003
                   ------------------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-30289               04-3200305
-------------------------------  ---------------------  -----------------------
(State or other Jurisdiction of  (Commission File No.)       (IRS Employer
        Incorporation)                                     Identification No.)


              830 WINTER STREET, WALTHAM, MASSACHUSETTS 02451-1420
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 795-4100
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)



             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events.

              PRAECIS PHARMACEUTICALS INCORPORATED's press release dated January 31, 2003 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

(c)           Exhibits:


99.1          Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
              January 31, 2003.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 31, 2003                 PRAECIS PHARMACEUTICALS INCORPORATED



                                       By /s/ Kevin F. McLaughlin
                                          --------------------------
                                          Kevin F. McLaughlin
                                          Senior Vice President,
                                          Chief Financial Officer,
                                          Treasurer and Secretary


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION

99.1           Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
               January 31, 2003.



                                     (more)